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                 PANATECH RESEARCH AND DEVELOPMENT CORPORATION


                                                                      EXHIBIT 23




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (Files No. 33-3855 and No. 33-70798).



                                                             ARTHUR ANDERSEN LLP



Albuquerque, New Mexico
June 9, 1995





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